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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 29, 2003




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Delaware                      0-23182                   35-1905382
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation)                                       Identification No.)



  8230 Hohman Avenue, Munster, Indiana                              46321
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

            On October 29, 2003, AMB Financial Corp. ("AMB") issued the attached press releases one announcing the quarter results and announcing a cash dividend.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Exhibits

                 99.1        Press releases dated October 29, 2003.
                             Section-906-Certification





















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            SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMB FINANCIAL CORPORATION




Date: October 29, 2003                     By: /s/ Clement B. Knapp
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                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer





Date:  October 29, 2003                    By: /s/ Daniel T. Poludniak
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                                           Daniel T. Poludniak, Vice President,
                                           Treasurer and Chief Financial Officer


















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